Vanguard High-Yield Corporate Fund

Supplement to the Prospectus and Summary Prospectus

Important Note Regarding Vanguard High-Yield Corporate Fund

Vanguard High-Yield Corporate Fund is closed to new accounts for clients not enrolled in Vanguard Flagship Services® or Vanguard Asset Management Services™.

The Fund is closed to all other new accounts and will remain closed until further notice. There is no specific time frame for when the Fund will reopen to other Vanguard clients. During the Fund’s closed period, all current shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 29 052012